Exhibit 3.19

Form 533A Prescribed by the:	Expedite this form: (select one)
Ohio Secretary of State	Mail form to one of the following:
Central Ohio: (614) 466-3910	Expedite	PO Box 1390
Toll Free: (877) SOS-FILE (767-3453)		Columbus, OH 43216
*** Requires an additional fee of $100 ***
www.sos.state.oh.us Busserv@sos.state.oh.us	Non Expedite	PO Box 670 Columbus, OH 43216

ARTICLES OF ORGANIZATION FOR A DOMESTIC

LIMITED LIABILITY COMPANY

Filing Fee: $125.00

(CHECK ONLY ONE (1) BOX)

(1)	¢	Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA) ORC 1705	(2)	☐	Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA) ORC 1705

Name of limited liability company
ETS Schaefer, LLC
Name must include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “ltd ” or “ltd”

Effective Date (Optional) mm/dd/yyyy	(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)

This limited liability company shall exist for
(Optional)	Period of Existence
Purpose (Optional)

☐ Check here if additional provisions are attached

ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

ETS Schaefer, LLC

Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

CT Corporation System

Name of Agent

1300 E. 9th Street

Mailing Address

	Cleveland	Ohio	44114
	City	State	Zip Code

☐	If the agent is an individual and using a P.O. Box, check this box to certify the agent is an Ohio resident.

	ACCEPTANCE OF APPOINTMENT The undersigned, named herein as the statutory agent for

	ETS Schaefer, LLC
		Name of Limited Liability Company

	hereby acknowledges and accepts the appointment of agent for said limited liability company

	Diane Stout, Asst. Secretary /s/ Diane Stout
	Agent’s Signature

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document on behalf of the limited liability company identified above.

REQUIRED
Articles and original appointment of agent must be authenticated (signed) by a member, manager or other representative.	/s/ Sean M. Stack	June 1, 2010
	Signature	Date
SEAN M. STACK, PRESIDENT
Print Name

	Signature	Date

Print Name

	Signature	Date

Print Name

(See Instructions Below)